Exhibit 99.1

News Release

Magma Reports Revenue of $45.7 million for First Quarter

SAN JOSE, Calif., Aug. 28, 2008 –– Magma Design Automation Inc. (Nasdaq: LAVA), a provider of chip design software, today reported revenue of $45.7 million for its first quarter of fiscal 2009, compared to revenue of $50.2 million reported for the first quarter of fiscal 2008.

“The first quarter proved to be a more difficult business environment than we anticipated, a situation that we believe may continue throughout at least a portion of the remainder of our fiscal year. Our key products and technology continue to deliver compelling solutions, but customers are experiencing softening demand in some of their end markets and we believe the first quarter results reflected delays in their purchases of design software as well as changes in our sales channel,” said Rajeev Madhavan, chief executive officer. “Given this assessment of market conditions and recent changes in our sales channel, we lowered our full-year guidance. The new target is consistent with our intent to increase the portion of our revenue based on backlog to 90 percent or more of revenue in future periods.”

GAAP Results

In accordance with generally accepted accounting principles (GAAP), Magma reported a net loss of $(14.9) million, or $(0.34) per share (basic and diluted), for the first quarter ended Aug. 3, 2008, compared to a net loss of $(11.3) million, or $(0.29) per share (basic and diluted), for the first quarter of fiscal 2008.

Non-GAAP Results

Magma’s non-GAAP net income was $.7 million for the first quarter, or $0.02 per share (diluted), which compares to non-GAAP net income of $4.6 million, or $0.10 per share (diluted), for the first quarter of fiscal 2008.

Non-GAAP net income for the first quarter of fiscal 2009 excludes the effects of amortization of developed technology, amortization of intangible assets, amortization of deferred stock-based compensation, amortization of debt issuance costs and debt discount accretion, charges associated with losses in equity investments, restructuring charges, acquisition-related expenses and the tax effects of these adjustments. A reconciliation of our non-GAAP results to GAAP results is included in this press release. Non-GAAP net income for the first quarter of fiscal 2008 excluded the above items and litigation settlement costs and related legal expenses.

In the first quarter Magma used approximately $6.4 million of cash in operations.

Business Outlook

Magma is changing its business model in that from now on it intends to achieve a revenue mix whereby 90 percent or more of revenue in a period comes from Magma’s backlog and the remainder comes from transactions completed in the period. Consistent with this new model, for Magma’s fiscal 2009 second quarter, ending Nov. 2, 2008, the company expects total revenue in the range of $34.0 million to $35.0 million. GAAP net loss per share is expected to be in the range of $(0.70) to $(0.68) and non-GAAP loss per share (EPS) is expected to be in the range of $(0.20) to $(0.18). For fiscal 2009, ending May 3, 2009, the company expects total revenue in the range of $158.0 million to $160.0 million. GAAP net loss per share is expected to be in the range of $(1.93) to $(1.89) and non-GAAP loss per share (EPS) is expected to be in the range of $(0.19) to $(0.15). A schedule showing a reconciliation of the projected non-GAAP EPS to GAAP EPS results is included in this release. A Financial Data Supplement containing detailed financial information intended to provide guidance and further insight into our business is available online in the Investor Relations section of the Magma website.

Transition Period

On Jan. 31, 2008, Magma announced a shift in its fiscal year, creating a transition period between the end of fiscal 2008 and the beginning of fiscal 2009. Results for this transition period, which began April 7, 2008 and concluded May 4, 2008, will be reported in the 10-Q for Magma’s fiscal 2009 first quarter and in Magma’s fiscal 2009 10-K. Neither the results reported for the first quarter of fiscal 2009 nor Magma’s Business Outlook reflect results of the transition period.

GAAP Reconciliation

Magma provides non-GAAP financial information to assist investors in assessing its current and future operations in the way that Magma’s management evaluates those operations. Magma believes that this non-GAAP information provides useful information to investors by excluding the effect of some expenses that are required to be recorded under GAAP but that Magma believes are not indicative of Magma’s core operating results, or that are expected to be incurred over a limited period of time.

Magma’s management evaluates and makes operating decisions about its business operations primarily based on bookings, revenue and the core costs of those business operations. Management believes that the amortization of developed technology and intangible assets, stock-based compensation, in-process research and development expenses, debt issuance costs and debt discount accretion, charges associated with losses in equity investments, restructuring charges, acquisition-related expenses, litigation settlement and related legal expenses, and the tax effects of its non-GAAP adjustments and other significant unusual items are not operating costs of its core software and service business operations. Therefore, management presents non-GAAP financial measures, along with GAAP measures, in this earnings release by excluding these items from the period expenses.

The income statement line items affected are as follows: (1) cost of revenue, licenses; (2) cost of revenue, bundled licenses and services; (3) cost of revenue, services; (4) operating expenses, research and development; (5) operating expenses, in-process research and development; (6) operating expenses, sales and marketing; (7) operating expenses, general and administrative; (8) operating expenses, amortization of intangible assets; (9) operating expenses, restructuring charge; (10) other income (expense), net; (11) tax effect; and (12) net income (loss) per share. To determine its non-GAAP provision for income taxes, Magma recalculates tax based on non-GAAP income before income taxes and adjusts accordingly.

For each such non-GAAP financial measure, the adjustment provides management with information about Magma’s underlying operating performance that management believes enables a more meaningful comparison of its financial results in different reporting periods. For example, since Magma does not acquire businesses on a predictable cycle, management excludes acquisition-related charges, such as in-process research and development charges, to make more consistent and meaningful evaluations of Magma’s operating expenses. Similarly, since Magma does not undertake significant restructuring or realignments on a predictable cycle, management would have difficulty evaluating Magma’s profitability as measured by gross profit, operating profit, income before taxes and net income on a period-to-period basis unless it excluded these charges. Management also uses these measures to help it make budgeting decisions between those expenses that affect operating expenses and operating margin (such as research and development, sales and marketing, and general and administrative expenses), and those expenses that affect cost of revenue and gross margin (such as product development expenses).

Further, the availability of non-GAAP financial information helps management track actual performance relative to financial targets, including both internal targets and publicly announced targets. Making this non-GAAP financial information available also helps investors compare Magma’s performance with the announced operating results of its principal competitors, which regularly provide similar non-GAAP financial information.

Management recognizes that the use of these non-GAAP measures has limitations, including the fact that management must exercise judgment in determining whether some types of charges, such as stock-based compensation relating to stock grants and acquisition related charges, should be excluded from non-GAAP financial measures. Management believes, however, that providing this non-GAAP financial information facilitates consistent comparison of Magma’s financial performance over time. Magma has historically provided non-GAAP results to the investment community, not as an alternative but as a supplement to GAAP information, to enable investors to evaluate Magma’s core operating performance in the way that management does.

Conference Call

Magma will discuss the financial results for the recently completed quarter, along with forward-looking guidance, during a live conference call today at 2 p.m. PDT, available by both webcast and telephone. To listen via webcast, visit the Investor Relations section of Magma’s website at http://investor.magma-da.com/events.cfm. To listen via telephone, call either of the numbers below:

U.S. & Canada:	(888) 219-1456, code #9688422
Elsewhere:	(913) 312-1227, code #9688422

Following completion of the call, a webcast replay of the call will be available at http://investor.magma-da.com/events.cfm through Sept. 4, 2008. Those without Internet access may listen to a replay of the call by telephone until 11:59 p.m. PDT on Sept. 4 by calling:

U.S. & Canada:	(888) 203-1112, code #9688422
Elsewhere:	(719) 457-0820, code #9688422

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements in the “Business Outlook” section and in quotations from Magma’s management. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from Magma’s current expectations. Factors that could cause or contribute to such differences include, but are not limited to: competition in the EDA market; Magma’s ability to integrate acquired businesses and technologies; potentially higher-than-anticipated costs of litigation; potentially higher-than-anticipated costs of compliance with regulatory requirements, including those relating to internal control over financial reporting; any delay of customer orders or failure of customers to renew licenses; weaker-than-anticipated sales of Magma’s products and services; weakness in the semiconductor or electronic systems industries; a potential failure of customers to adopt, or to adopt at a sufficiently fast rate, 65-nanometer and smaller design geometries on a large scale; the ability to manage expanding operations; the ability to attract and retain the key management and technical personnel needed to operate Magma successfully; the ability to continue to deliver competitive products to customers; and changes in accounting rules. Further discussion of these and other potential risk factors may be found in Magma’s public filings with the Securities and Exchange Commission (www.sec.gov), including its Form 10-K for the fiscal year ended April 6, 2008. Magma undertakes no additional obligation to update these forward-looking statements.

About Magma

Magma’s software for designing integrated circuits (ICs) is used to create complex, high-performance chips required in cellular telephones, electronic games, WiFi, MP3 players, DVD/digital video, networking, automotive electronics and other electronic applications. Magma’s EDA software for IC implementation, analysis, physical verification, circuit simulation and characterization is recognized as embodying the best in semiconductor technology, enabling the world’s top chip companies to ``Design Ahead of the Curve”(tm) while reducing design time and costs. Magma is headquartered in San Jose, Calif., with offices around the world. Magma’s stock trades on Nasdaq under the ticker symbol LAVA. Visit Magma Design Automation on the Web at www.magma-da.com.

Magma is a registered trademark and “Design Ahead of the Curve” is a trademark of Magma Design Automation. All other product and company names are trademarks and registered trademarks of their respective companies.

MAGMA DESIGN AUTOMATION, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	August 3, 2008	April 6, 2008
ASSETS
Current assets:
Cash and cash equivalents	$29,674	$46,970
Restricted cash	1,090	—
Short-term investments	—	3,000
Accounts receivable, net	36,379	38,310
Prepaid expenses and other current assets	5,336	5,244

Total current assets	72,479	93,524
Long-term investments	17,462	17,538
Property and equipment, net	14,669	15,553
Intangibles, net	32,202	40,436
Goodwill	66,349	64,877
Restricted cash	—	—
Deferred tax assets	6,901	6,901
Other assets	6,338	5,467

Total assets	$216,400	$244,296

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,818	$3,971
Accrued expenses	21,350	29,866
Deferred revenue, current	27,709	25,254
Revolving note, current	4,700	—
Convertible notes	—	15,216

Total current liabilities	57,577	74,307
Convertible subordinated notes, net	48,728	48,518
Revolving Note	8,300	—
Long-term tax liabilities	12,232	11,869
Other long-term liabilities	3,041	2,374

Total liabilities	129,878	137,068

Stockholders’ equity:
Common stock	5	5
Additional paid-in capital	384,115	374,183
Accumulated deficit	(260,670)	(229,479)
Treasury stock at cost	(32,615)	(32,697)
Accumulated other comprehensive loss	(4,313)	(4,784)

Total stockholders’ equity	86,522	107,228

Total liabilities and stockholders’ equity	$216,400	$244,296

MAGMA DESIGN AUTOMATION, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(Unaudited)

	For the Three Months Ended
	August 3, 2008	July 1, 2007
Revenue:
Licenses	$26,096	$31,989
Bundled licenses and services	9,930	9,657
Services	9,716	8,519

Total revenue	45,742	50,165

Cost of revenue:
Licenses	4,809	5,324
Bundled licenses and services	2,519	2,424
Services	5,002	4,846

Total cost of revenue	12,330	12,594

Gross profit	33,412	37,571

Operating expenses:
Research and development	20,133	18,670
Sales and marketing	16,803	16,902
General and administrative	6,952	8,334
Amortization of intangible assets	1,444	2,027
Restructuring charge	2,020	291

Total operating expenses	47,352	46,224

Operating loss	(13,940)	(8,653)

Other income (expense):
Interest income	186	459
Interest expense	(621)	(657)
Other income (expense), net	(96)	(727)

Total other income, (expense) net	(531)	(925)

Net loss before income taxes	(14,471)	(9,578)
Provision for (benefit from) income taxes	439	1,691

Net loss	$(14,910)	$(11,269)

Net loss per share – basic and diluted	$(0.34)	$(0.29)

Shares used in calculation:
Basic and diluted	43,385	38,840

Reconciliation of First Quarter GAAP and Non-GAAP Financial Results

Statement of Operations Reconciliation

(in thousands)

	Three Months Ended
	August 3, 2008	July 1, 2007
GAAP net loss	$(14,910)	$(11,269)
Cost of license revenue
Amortization of developed technology	4,652	5,212

Cost of bundled license and services revenue
Amortization of developed technology	1,300	1,223
Stock-based compensation	95	82

	1,395	1,305
Cost of service revenue
Stock-based compensation	318	347
Research and development
Stock-based compensation	2,070	1,932
Acquisition related and other expenses	395	672

	2,465	2,604
Sales and marketing
Stock-based compensation	1,639	1,222
General and administrative
Stock-based compensation	1,253	1,396
Litigation settlement and related legal expense	—	581

	2,892	1,977
Amortization of intangible assets	1,444	2,027
Restructuring charges	2,020	291
Other income (expense)
Interest expense, amortization of debt issuance cost, and debt discount accretion	265	546
Loss on equity investments	(13)	201

	252	747
Tax effect	196	153

Non-GAAP net income	$724	$4,616

Reconciliation of First Quarter GAAP and Non-GAAP Financial Results

Earnings/(Loss) Per Share Reconciliation

	Three Months Ended
	August 3, 2008	July 1, 2007
GAAP net loss	$(0.34)	$(0.29)
Cost of license revenue
Amortization of developed technology	0.11	0.13
Cost of bundled license and services revenue
Amortization of developed technology	0.03	0.03
Stock-based compensation	—	—

	0.03	0.03
Cost of service revenue
Stock-based compensation	0.01	0.01
Research and development
Stock-based compensation	0.05	0.05
Acquisition related expenses	0.01	0.02

	0.06	0.07
Sales and marketing
Stock-based compensation	0.04	0.03
General and administrative
Stock-based compensation	0.03	0.04
Litigation settlement and related legal expense	—	0.01

	0.03	0.05
Amortization of intangible assets	0.03	0.05
Restructuring charges	0.04	0.01
Other income (expense)
Interest expense, amortization of debt issuance cost, and debt discount accretion	0.01	0.01
Loss on equity investments	—	0.01

	0.01	0.02
Tax effect	—	—

Non-GAAP net income (basic)	$0.02	$0.11

Non-GAAP net income (diluted)	$0.02	$0.10

Basic shares used in calculation	43,385	38,840
Diluted shares used in calculation*	43,964	45,546

*	Gives effect to the potential issuance of common stock upon conversion of convertible subordinated notes, if dilutive, and to the effect of all dilutive potential common shares outstanding during the period, including stock options, using the treasury stock method

MAGMA DESIGN AUTOMATION, INC.

AS OF AUGUST 3, 2008

IMPACT OF KNOWN NON-GAAP ADJUSTMENTS ON FORWARD-LOOKING DILUTED NET

INCOME PER SHARE AND NET INCOME

(Unaudited)

	Quarter Ending November 2, 2008	Fiscal Year Ending May 3, 2009
GAAP diluted net loss per share	$ (0.70) to $ (0.68)	$ (1.93) to $ (1.89)
Amortization of developed technology and intangibles	$0.26	$0.94
Amortization of deferred stock-based compensation	$0.14	$0.51
Acquisition related expenses	$0.01	$0.04
Interest Expense, amortization of debt issuance cost and debt discount accretion	$0.01	$0.03
Restructuring	$0.08	$0.22
Non-GAAP diluted net loss per share	$(0.20) to $(0.18)	$(0.19) to $(0.15)

(in millions)	Quarter Ending November 2, 2008	Fiscal Year Ending May 3, 2009
GAAP net loss	$ (32) to $ (31)	$ (90) to $ (88)
Amortization of developed technology and intangibles	$12	$43
Amortization of deferred stock-based compensation	$6	$24
Acquisition related expenses	$.5	$2
Interest expense, amortization of debt issuance cost and debt discount accretion	$.5	$2
Restructuring	$4	$10
Non-GAAP net loss	$(9) to $(8)	$(9) to $(7)

LAVA-F

Contacts:
Magma Design Automation Inc.
Media:	Investors:
Monica Marmie	Milan G. Lazich
Director, Marketing Communications	Vice President, Corporate Marketing
(408) 565-7689	(408) 565-7706
mmarmie@magma-da.com	milan.lazich@magma-da.com